                      Supplement Dated November 13, 2007
                                      To
                    Prospectuses Dated May 1, 2007 or Later

This supplement is intended for distribution with prospectuses dated May 1, 2007 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

                                VUL Accumulator
                                     EPVUL
                                 VUL Protector
                                     SPVL
                               Survivorship VUL
                                 Corporate VUL

Additional Variable Investment Option

Effective, November 9, 2007, you may select a new investment option, entitled "Small Cap Value," as a variable investment option. When you select this option, we invest your money in a sub-account that invests in a portfolio of the John Hancock Trust entitled Small Cap Value Trust.

We add the following information to the table in the prospectuses that describes the fees and expenses for each of the portfolios:

Portfolio Annual Expenses

                                                                   Total Annual
Portfolio                 Management Fees 12b-1Fees Other Expenses   Expenses
---------                 --------------- --------- -------------- ------------
Small Cap Value..........      1.06%        0.05%        0.08%         1.19%

We add the following information to the table in the prospectuses that describes the portfolios available under the policy:

Table of Investment Options and Investment Subadvisers

Portfolio       Portfolio Manager     Investment Description
---------       --------------------- ----------------------------------------
Small Cap Value Wellington Management Seeks long-term capital appreciation by
                Company, LLP          investing, under normal market
                                      conditions, at least 80% of its assets
                                      in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Changes to Variable Investment Options

Effective November 9, 2007, the Special Value portfolio merged into the Small Cap Value portfolio. As a result, you will not be able to allocate your Policy Value or any Premium Payments to the variable investment option corresponding to the underlying Special Value portfolio after November 9, 2007. You should disregard any reference in the product prospectuses to the Special Value portfolio.

If you need additional information, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

You should read this supplement together with the prospectus for the contract you purchase, and retain both for future reference.

VLI ProdSupp LegacyJHUSA-NY-11/07